UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

GENCO SHIPPING & TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	000-28506	98-043-9758
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 21, 2008, Genco Shipping & Trading Limited, a Marshall Islands corporation (the “Company”), OCM Fleet Acquisition LLC (“Fleet”) and John C. Wobensmith, the Company’s Chief Financial Officer (Fleet and Mr. Wobensmith are referred to herein collectively as the “Selling Shareholders”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated, as representative for the several underwriters referred to in the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which the Company and the Selling Shareholders will sell to the Underwriters an aggregate of 3,737,500 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”), of which 2,702,669 shares are to be sold by the Company and an aggregate of 1,034,831 shares are to be sold by the Selling Shareholders, for a purchase price of $72.4512 per share (the “Purchase Price”), which reflects a price to the public of $75.47 per share less underwriting discounts and commissions of  $3.0188 per share.  For purposes of covering over-allotments, the Company has granted the Underwriters the right to purchase up to an additional 560,600 shares of Common Stock at a price per share equal to the Purchase Price.  The Underwriters have 30 days from May 21, 2008 to exercise this option.  The Company will not receive any proceeds from the sale of the shares of Common Stock by the Selling Shareholders.

The shares are being sold pursuant to the Company’s registration statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 19, 2008 (Registration No. 333-151001), as amended.

The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification rights and obligations of the parties.  The closing is expected to occur and delivery of the shares is expected to be made on or about May 28, 2008.

A copy of the Underwriting Agreement is attached to this Form 8-K as Exhibit 1.1, and the foregoing description is qualified in its entirety by reference to the Underwriting Agreement.

Item 9.01                                             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement dated May 21, 2008 by and among the Company, OCM Fleet Acquisition LLC, John C. Wobensmith, and Morgan Stanley & Co. Incorporated, as representative for the several underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: May 21, 2008

/s/ John C. Wobensmith

John C. Wobensmith
Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement dated May 21, 2008 by and among the Company, OCM Fleet Acquisition LLC, John C. Wobensmith, and Morgan Stanley & Co. Incorporated, as representative for the several underwriters named therein.